UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 13, 2010

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

605 Highway 169 North, Suite 400, Minneapolis, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement

The information set forth in Item 2.03 with respect to Winmark Corporation and its subsidiaries’ (collectively, the “Company”) entry into a $30.0 million line of credit with the PrivateBank and Trust Company is incorporated herein by reference.

Item 1.02                Termination of a Material Definitive Agreement

On July 13, 2010, the Company terminated its $40.0 million Amended and Restated Credit Agreement with Bank of America, N.A. and the PrivateBank and Trust Company.  The Company repaid the borrowings outstanding under this credit facility with existing cash balances and has completed its obligations under such agreement.

Item 2.02                Results of Operations and Financial Condition

On July 14, 2010, the Company announced in a press release its results of operations and financial condition for the second quarter ended June 26, 2010.  A copy of the press release is attached as Exhibit 99.2 of this Current Report on Form 8-K.

Item 2.03                Creation of a Direct Financial Obligation

On July 13, 2010 the Company entered into a $30.0 million line of credit with the PrivateBank and Trust Company.  The line of credit will be used for completing the previously announced redemption of Winmark’s Renewal Unsecured Subordinated Notes and for general corporate purposes.  The line of credit is secured by a lien against substantially all of the Company’s assets, contains customary financial conditions and covenants, and requires maintenance of minimum levels of debt service coverage and tangible net worth and maximum levels of leverage.  The Company has not yet drawn any funds from the line of credit.

Item 7.01                Regulation FD Disclosure

On July 13, 2010, the Company announced in a press release that it closed a $30.0 million line of credit with the PrivateBank and Trust Company.  The line of credit will be used for completing the previously announced redemption of Winmark’s Renewal Unsecured Subordinated Notes and for general corporate purposes.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

On July 14, 2010, the Company announced in a press release its results of operations and financial condition for the second quarter ended June 26, 2010.  A copy of the press release is attached as Exhibit 99.2 of this Current Report on Form 8-K.

Item 8.01                Other Events

On July 13, 2010, the Company announced in a press release that it closed a $30.0 million line of credit with the PrivateBank and Trust Company.  The line of credit will be used for completing the previously announced redemption of Winmark’s Renewal Unsecured Subordinated Notes and for general corporate purposes.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 9.01                Financial Statements and Exhibits

(d)           Exhibits

99.1	Press Release dated July 13, 2010

99.2	Press Release dated July 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

WINMARK CORPORATION

Date: July 14, 2010	By:	/s/ Anthony D. Ishaug
Anthony D. Ishaug
Chief Financial Officer and Treasurer

EXHIBIT INDEX

to

Form 8-K

Winmark Corporation

Exhibit Number	Exhibit Description

99.1	Press Release dated July 13, 2010

99.2	Press Release dated July 14, 2010